SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant
     to Rule 14a-11(c) or Rule 14a-12

                           Ophthalmic Imaging Systems
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:


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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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

     (4) Proposed maximum aggregate value of transaction:


     ---------------------------------------------------------------------------

     (5) Total fee paid:


     ---------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     ---------------------------------------------------------------------------

     (1)  Amount Previously Paid:

     ---------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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

                           OPHTHALMIC IMAGING SYSTEMS
                            221 Lathrop Way, Suite I
                          Sacramento, California 95815

                    ----------------------------------------

                    Notice of Annual Meeting of Shareholders
                                November 22, 2002

                    ----------------------------------------

     NOTICE IS HEREBY GIVEN that the 2002 Annual  Meeting of  Shareholders  (the
"Meeting") of OPHTHALMIC IMAGING SYSTEMS, a California corporation (the "Company"), will be held at the principal executive offices of the Company located at 221 Lathrop Way, Suite I, Sacramento, California 95815, on Friday, November 22, 2002, 10:30 a.m., to consider and act upon the following:

     1. the election of five (5) individuals to serve as the Board of Directors of the Company until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

     2. the ratification of the Board of Directors' selection of Perry-Smith & Co. to be the independent accountants with respect to the audit of the Company's financial statements for the fiscal year ending December 31, 2002; and

     3. the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

     Only shareholders of record of the Common Stock, no par value, of the Company at the close of business on September 26, 2002 are entitled to receive notice of and to attend the Meeting. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

Dated: November 1, 2002
                                        By Order of the Board of Directors


                                        Ariel Shenhar
                                        Secretary


                                    IMPORTANT
                                    ---------

     The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States.

                           OPHTHALMIC IMAGING SYSTEMS
                            221 Lathrop Way, Suite I
                          Sacramento, California 95815

                    ----------------------------------------

                                 Proxy Statement
                         Annual Meeting of Shareholders
                                November 22, 2002
                    ----------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ophthalmic Imaging Systems, a California corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held at the principal executive offices of the Company, 221 Lathrop Way, Suite I, Sacramento, California 95815 on Friday, November 22, 2002 at 10:30 a.m., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to shareholders is November 1, 2002.

     A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be brought before the Meeting. The Company is not aware of any matter to be presented at the Meeting other than those matters described herein. If, however, any other matters are properly brought before the Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                                VOTING SECURITIES

     Shareholders of record as of the close of business on September 26, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 8,138,305 outstanding shares of Common Stock, no par value. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

                                VOTING PROCEDURES

     Generally, each share of Common Stock outstanding on the Record Date entitles the record holder thereof to cast one vote with respect to each matter to be voted upon. In the election of directors however, every shareholder entitled to vote in such election, or his or her proxy, may cumulate such shareholder's votes. Each shareholder or proxy cumulating votes will have a total number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such shareholder, and all such votes can be cast in favor of one candidate or distributed in any manner desired by the shareholder among as many candidates as the shareholder may select, provided that the votes may not be cast for more than five (5) candidates (a number equal to the total number of directors seats to be filled). No shareholder or proxy will be entitled to cumulate votes for a candidate unless such candidate's name has been placed into nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to voting, of the shareholder's intention to cumulate votes. If any shareholder provides such notice, all shareholders may cumulate their votes for candidates in nomination.

     Assuming the presence of a quorum, the five (5) nominees receiving the highest number of affirmative votes cast by holders of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting shall be elected as directors. In connection with the election of directors, votes may be cast in favor of or withheld from each nominee. Votes withheld from director nominees will be counted in determining whether a quorum has been reached. However, since directors are elected by the highest number of votes received, a vote against a director and votes withheld from a nominee or nominees will not affect the outcome of the election and will be excluded entirely from the vote.

     In order to take action on a matter submitted to shareholders at a meeting where a quorum is present (other than the election of directors), the affirmative vote of a majority of the "Votes Cast" (as defined below) is required for approval, unless the Company's Articles of Incorporation or state law requires a greater number of votes. For purposes herein "Votes Cast" are the shares of Common Stock represented and voting in person or by proxy at the Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum. Votes that are cast against a proposal will be counted for purposes of determining (i) the presence or absence of a quorum, and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory provision or case law in California with respect to the proper treatment of abstentions, the Company believes that an abstention with respect to any proposal coming before the Meeting should be counted as present for purposes of determining the existence of a quorum and the total number of Votes Cast at the Meeting with respect to a proposal. Since shareholder approval of a proposed action requires the affirmative vote of the Votes Cast, abstentions will have the same effect as a vote against the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. The ratification of the Board of Directors' selection of Perry-Smith & Co. to be the independent accountants with respect to the audit of the Company's financial statements for the fiscal year ending December 31, 2002 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting, provided a quorum exists.

     In the event of a broker non-vote with respect to any matter coming before the Meeting, the proxy will be counted as present for determining the presence of a quorum but will not be counted as a Vote Cast on any matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of September 26, 2002 certain information regarding the ownership of voting securities of the Company by each shareholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) the directors during the last fiscal year and nominees for director of the Company, and (iii) all executive officers and directors as a group. Unless otherwise noted, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares. Unless otherwise noted, the address of each beneficial owner named below is the Company's corporate address.


                                                Amount and Nature of Beneficial
         Name and Principal Position                        Owner                         Percent of Class
------------------------------------------    ------------------------------------   -------------------------
MediVision Medical Imaging Ltd.
P.O. Box 45, Industrial Park
Yokneam Elit
20692 Israel                                             5,964,635 (1)                         73.3%

Gil Allon, Director and Chief Executive
Officer                                                    166,667 (2)                          2.0%

Noam Allon, Director                                       100,000 (2)                          1.2%

Ariel Shenhar, Director, Chief Financial
Officer and Secretary                                      100,000 (2)                          1.2%

Jonathan Adereth, Chairman of the
Board                                                      100,000 (2)                          1.2%

Alon Harris, Ph.D., Director                                 6,667 (2)                          0.1%

Directors and Officers as a group
(total of 5 persons)                                       473,334 (2)                          5.5%


--------------------
(1) As indicated in a Schedule 13D filed by MediVision Medical Imaging Ltd. ("MediVision") on September 12, 2000.
(2) Represents shares subject to stock options exercisable within 60 days from September 26, 2002.

                        ACTION TO BE TAKEN AT THE MEETING

                                   Proposal 1

                              ELECTION OF DIRECTORS

     At the Meeting, five (5) directors are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be duly elected and qualified. The number of nominees was determined by the Board of Directors pursuant to the Company's By-Laws. Unless otherwise specified, all proxies will be voted in favor of the five (5) nominees listed below as directors of the Company.

     All of the nominees, except Alon Harris, were elected as directors in August 2000 pursuant to the closing of the transactions with MediVision (see discussion below under the heading "Certain Relationships and Related Transactions). Alon Harris was elected as a director by the Board of Directors in November 2001. The term of the current directors expires at the Meeting.

     The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees.

     Our directors and executive officers are as set forth in the table below:


Name                                  Age                                Position
---------------------------------     ---------------------------------  ---------------------------------
Noam Allon                            43                                 Director
Gil Allon                             41                                 Director, Chief Executive Officer
Ariel Shenhar                         37                                 Director, Chief Financial Officer
                                                                         and Secretary
Jonathan Adereth                      55                                 Director, Chairman of the Board
Alon Harris, Ph.D.                    43                                 Director


     Noam Allon has served as a member of the Company's Board of Directors since August 2000. Mr. Allon has also served as the President, Chief Executive Officer and a member of the Board of Directors of MediVision since MediVision's inception in June 1993. Mr. Allon also currently serves as the President, Chief Executive Officer and a member of the Board of Directors of MediVision's subsidiaries: Camvision, Laservision and MediVision France. Mr. Allon received his B.Sc. in Computer Science with distinction from the Technion Israel Institute of Technology in Haifa, Israel in May 1986.

     Gil Allon has served as a member of the Company's Board of Directors since August 2000 and has served as the Company's Chief Executive Officer since January 2002. Mr. Allon has acted in the capacity of the Company's Chief Executive Officer since August 2000. Mr. Allon is also a member of the Compensation and Nomination Committees of the Company's Board of Directors. Mr. Allon has also served as the Vice President, Chief Operating Officer and a member of the Board of Directors of MediVision since MediVision's inception in June 1993. Mr. Allon also currently serves as the Vice President, Chief Operating Officer and a member of the Board of Directors of MediVision's subsidiaries: Camvision and Laservision. Mr. Allon received his B.A. and M.Sc. in Computer Science, both with distinction, from the Technion Israel Institute of Technology in Haifa, Israel in May 1987 and December 1989, respectively, and his M.B.A. with distinction in Business Management from the University of Haifa in September 1999.

     Ariel Shenhar has served as a member of the Company's Board of Directors since August 2000, has served as the Company's Chief Financial Officer since July 2002 and has served as the Company's Secretary since August 2002. Mr. Shenhar is also a member of the Audit Committee of the Company's Board of Directors. Mr. Shenhar has also served as a member of the Board of Directors of MediVision since August 1994 and as its Vice President and Chief Financial Officer since January 1997. Mr. Shenhar served as a member of the Board of Directors of Fidelity Gold Real Estate Markets Ltd., an Israeli company engaged in real estate, from 1994 to 1998, as an accountant at Nissan Caspi & Co. Certified Public Accountants in Jerusalem, Israel in 1996, and at Witkowski &Co. Certified Public Accountants in Tel Aviv, Israel from 1994 to 1995. Mr. Shenhar received his B.A. in Economics and Accounting and his M.B.A. in Finance from the Hebrew University in Jerusalem, Israel and June 1992 and June 1999, respectively, and has been a Certified Public Accountant since January 1997.

     Jonathan Adereth has served as Chairman of the Company's Board of Directors since August 2000. Mr. Adereth is also Chairman of each of the Audit, Compensation and Nomination Committees of the Company's Board of Directors. Mr. Adereth has also served as a member of the Board of Directors of MediVision since July 1, 1999. Mr. Adereth currently serves also as a member of the Board of Directors of Carmel Biosensors Ltd., an Israeli corporation engaged in the business of medical devices. In addition, Mr. Adereth is a director of Barnev Ltd., an Israeli corporation engaged in labor monitoring systems. From 1994 to 1998, Mr. Adereth served as President and CEO and as a member of the Board of Directors of Elscint Ltd., a medical equipment company engaged in the development, manufacturing and marketing of medical imaging products such as CT scanners, MRI systems and gamma cameras. Prior thereto Mr. Adereth served as a senior officer of Elscint Ltd. in various positions and capacities, including as Senior Vice President of Sales and Marketing in 1994 and as Vice President of Sales, from 1986 to 1993. Mr. Adereth received his B.Sc. in Physics from the Technion Israel Institute of Technology in Haifa, Israel in May 1973.

     Alon Harris has served as a member of the Company's Board of Directors since November 2001. Professor Harris has been Director of the Glaucoma Research and Diagnostic Center (the "Center") in the Department of Ophthalmology at the Indiana University School of Medicine ("Indiana") since 1993. The Center, founded by Professor Harris, specializes in investigation of ocular blood flow and its relationship to eye diseases such as glaucoma, age-related macular degeneration and diabetic retinopathy. He has been the Letzter Professor of Ophthalmology at Indiana since 2000 and has been a Professor of Ophthalmology and Physiology and Biophysics at Indiana since 1999. Professor Harris is the 1995 recipient of the Research to Prevent Blindness International Scholar Award and holds the Letzter Endowed Chair of Ophthalmology.

     There are no family relationships among any of the persons listed above except that Noam Allon and Gil Allon are brothers.

Certain Information About the Board of Directors and Committees of the Board

     The Board of Directors is responsible for the management of the Company. During the fiscal year ended December 31, 2001, the Board of Directors held one
(1)  meeting  and acted by  written  consent
on four (4) occasions. All of the directors attended the meeting of the Board. The Board has established audit, nominating and compensation committees.

     The functions of the audit committee (the "Committee") include the nomination of independent auditors for appointment by the Board; meeting with the independent auditors to review and approve the scope of their audit engagement; meeting with our financial management and the independent auditors to review matters relating to internal accounting controls, our accounting practices and procedures and other matters relating to our financial condition; and to report to the Board periodically with respect to such matters. The
Committee currently consists of Ariel Shenhar and Jonathan Adereth. The Committee held no meetings during 2001. However, the members of the Committee met on occasion to discuss matters in an informal manner. The specific functions and responsibilities of the Committee are set forth in a written charter of the Committee, adopted by the Board of Directors, which is attached hereto as Appendix A.

     The function of the nominating committee is to nominate directors to the Board of Directors. The nominating committee currently consists of Gil Allon and Jonathan Adereth. The nominating committee held no meetings during 2001. However, the members of the nominating committee met on occasion to discuss matters in an informal manner.

     The function of the compensation committee is to review and recommend to the Board of Directors the appropriate compensation of our executive officers. The compensation committee currently consists of Gil Allon and Jonathan Adereth. The compensation committee held no meetings during 2001. However, the members of the compensation committee met on occasion to discuss matters in an informal manner.

Audit Committee Report

     Our Committee has reviewed and discussed with management of the Company and Perry-Smith & Co., the independent auditing firm of the Company, the audited financial statements of the Company as of December 31, 2001 (the "Audited Financial Statements"). In addition, we have discussed with Perry-Smith & Co. the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

     The Committee also has received and reviewed the written disclosures and the letters from Perry-Smith & Co. required by Independence Standards Board Standard No. 1, and we have discussed with such firm its independence from the Company. We also have discussed with management of the Company and Perry-Smith & Co. such other matters and received such assurances from them as we deemed appropriate.

     Management is responsible for the Company's internal controls and the financial reporting process. Perry-Smith & Co. is responsible for performing an independent audit of the Company's financial statements in accordance with United States generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     Based on the foregoing review and discussions and a review of the reports of Perry-Smith & Co. with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

                                        Audit Committee


                                        Ariel Shenhar
                                        Jonathan Adereth

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended December 31, 2001, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Noam Allon, Gil Allon, Ariel Shenhar, Jonathan Adereth and Alon Harris were late in filing reports concerning the grant to them of options to purchase 150,000, 250,000, 150,000, 150,000 and 20,000 shares of the Company's Common Stock, respectively.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long term compensation of the Company's acting Chief Executive Officer for services in such capacity to the Company during the Company's 2001 and 2000 fiscal years.


                           Summary Compensation Table

           Name and Principal              Fiscal                                         Other Annual
               Position                     Year       Salary($)(1)       Bonus($)       Compensation($)
-------------------------------------   -----------   -------------     -----------    ------------------

  Gil Allon............................     2001         120,000       42,269(2)         40,639(3)
    Acting Chief Executive Officer          2000          40,000          --             21,710(4)


(1) Payments to and on behalf of Mr. Allon for his services to the Company were generally made directly by MediVision and charged to the Company (see discussion below under the heading "Certain Relationships and Related Transactions").
(2)  Paid by the Company to Mr. Allon in June 2002.
(3) Represents $21,925 in housing expenses and $5,514 in medical insurance premiums paid by MediVision and charged to the Company (see discussion below under the heading "Certain Relationships and Related Transactions") and approximately $13,200 in automobile expenses for Mr. Allon paid by the Company.
(4) Represents $15,778 in relocation expenses and $1,532 in medical insurance premiums paid by MediVision and charged to the Company (see discussion below under the heading "Certain Relationships and Related Transactions") and approximately $4,400 in automobile expenses for Mr. Allon paid by the Company.

Option Grants in Last Fiscal Year

     As of December 31, 2001, the Company did not have any long term incentive plans nor had it awarded any restricted stock. The following table sets forth options that were granted in the fiscal year ended December 31, 2001 to the acting chief executive officer listed on the summary compensation table.


----------------------------------------------------------------------------------------------------
                                  Number
                                    of           Percent of total
                                securities      options granted to   Per share
                                underlying           employees       exercise
      Name                   options granted      in fiscal year       price     Expiration date
----------------------------------------------------------------------------------------------------
      Gil Allon                  250,000               23.8%              $0.41      9/6/11
----------------------------------------------------------------------------------------------------


Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

     No stock options were exercised during the fiscal year ended December 31, 2001 by the acting Chief Executive Officer listed on the summary compensation table. The following table contains information concerning the number and value, at December 31, 2001, of options held by Gil Allon. The Company does not use SARs as compensation.


------------------------------------------------------------------------------------------------------
                        Number of Unexercised Options          Value of Unexercised In-the-Money
                             at Fiscal Year End                   Options at Fiscal Year End(1)
  Name                 Exercisable        Unexercisable        Exercisable         Unexercisable
------------------------------------------------------------------------------------------------------
  Gil Allon               83,333             166,667               $0                   $0
------------------------------------------------------------------------------------------------------


(1) Fair market value of the underlying securities (the closing price of the Company's Common Stock on the Over the Counter Bulletin Board) at fiscal year end (December 31, 2001) minus the exercise price.

Employment Agreements

     Throughout the fiscal year ended December 31 2001, Gil Allon provided executive management services to the Company, including acting in the capacity of its Chief Executive Officer. These services were performed pursuant to an arrangement between the Company and MediVision, of which Mr. Allon was an executive officer. Payments to and on behalf of Mr. Allon for his services to the Company were generally made directly by MediVision (see discussion below under the heading "Certain Relationships and Related Transactions") and charged to the Company. In consideration for the executive management services rendered by Mr. Allon to the Company during the year ended December 31, 2001, the Company incurred charges in the amount of approximately $182,000. In January 2002, Mr. Allon terminated his employment with MediVision and became an employee of the Company, currently serving as its Chief Executive Officer. The Company has entered into an employment agreement with Mr. Allon for his services as Chief Executive Officer, for a term of approximately one year, commencing on January 1, 2002 and expiring on December 15, 2002, which agreement may be renewed for successive one year intervals upon mutual agreement of the parties. The agreement provides for an annual salary of $120,000 and for a bonus of up to $60,000 based on the Company meeting certain performance goals and as determined by the Board of Directors. Mr. Allon will also be eligible to participate in the Company's health and welfare insurance plans and is provided an automobile for business use. This agreement may be terminated by either party with six months prior notice.

     The Company has also entered into an employment agreement with Ariel Shenhar for his services as Chief Financial Officer, for a term of approximately one year, commencing on July 22, 2002 and expiring on June 30, 2003, which agreement may be renewed for successive one year intervals upon mutual agreement of the parties. The agreement provides for an annual salary of $114,000 and a bonus of up to $38,000 based on the Company meeting certain performance goals and as determined by the Board of Directors. Mr. Shenhar will also be eligible to participate in the Company's health and welfare insurance plans and is provided an automobile for business use. This agreement may be terminated by either party with six months prior notice.

     In addition, Jonathan Adereth provides certain consulting services to the Company. For services rendered during the year ended December 31, 2001, Mr. Adereth earned consulting fees of approximately $23,000, plus expenses.

     Furthermore, in September 2001, the directors were granted options to purchase an aggregate of 700,000 shares of the Company's Common Stock pursuant to the Company's 2000 Stock Option Plan at a per share exercise price of $0.41, which price was the closing price of the Company's Common Stock on the date that the 2000 Stock Option Plan was approved by the Company's Board of Directors and which price exceeded the closing price of the Company's stock on the date of grant.

     Pursuant to a letter agreement executed on October 24, 2001 between Alon Harris and the Company, and as subsequently modified by the parties, the Company has agreed to the following in connection with his service as a director: (i) to grant to Professor Harris options to purchase up to 20,000 shares of the Company's Common Stock, at a per share exercise price not less that fair market value on the date of the grant, (ii) to pay to Professor Harris, in four equal quarterly installments, an annual retainer in the aggregate amount of $6,000, and (iii) to reimburse Professor Harris for reasonable expenses incurred in connection with his services as a director. No payments were made pursuant to the foregoing during the year ended December 31, 2001 and the referenced options were granted in January 2002 at a per share exercise price of $0.10, which price exceeded the closing price of the Company's stock on the date of grant.

     No standard arrangement regarding compensation of the directors has been adopted by the Board, and, except as noted above, no director has been paid any compensation by the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In February 1998, the Company and Premier Laser Systems, Inc., a California corporation ("Premier"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), whereby Premier offered to buy those shares of the Company's Common Stock not already owned by the Company. In August 1998, however, Premier notified that Company that, due to a variety of factors, Premier would not be able to close the transactions contemplated under the Stock Purchase Agreement and the Company thereupon terminated the Stock Purchase Agreement. As a result of such termination, the Company demanded Premier pay $500,000 as a termination fee (the "Termination Fee"), as provided for in the Stock Purchase Agreement. The demand was not pursued at the time because of subsequent further discussions as to a merger of the companies.

     In October 1999, the Company and Premier entered into an Agreement and Plan of Reorganization (the "Merger Agreement") whereby, upon requisite shareholder approval, the Company would have become a wholly-owned subsidiary of Premier.

     Also in October 1999, the Company and Premier entered into two stock purchase agreements with respect to the Company's Series B Preferred Stock whereby, among other things, Premier purchased 150 shares of the Company's Series B Preferred Stock with each share carrying the voting power of 1,000 shares of the Company's Common Stock, at a per share price of $25 in exchange for Premier's cancellation of certain of the Company's debt in the aggregate amount of $3,750.

     In February 2000, Premier notified the Company that it was considering seeking protection under the U.S. Bankruptcy Code (the "Code") and the Company thereupon terminated the Merger Agreement. In March 2000, Premier filed a voluntary petition for protection and reorganization under Chapter 11 of the Code.

     As a result of the foregoing transactions, at the time of its bankruptcy filing, Premier owned 49.5% of the Company's outstanding Common Stock and all 150 outstanding shares of the Company's Series B Preferred Stock, thereby giving Premier majority voting control.

     In July 2000, the Company, Premier and MediVision Medical Imaging Ltd., an Israeli company, entered into a series of definitive agreements relating to the transfer of Premier's ownership interests in the Company to MediVision, in exchange for cash and stock (the "MediVision Investments"). In separate but related transactions, MediVision loaned the Company $260,000 as short-term funding for continued operations and, upon the closing of the transactions contemplated under the agreements in August 2000 (the "Closing"), MediVision committed to loan up to $1,500,000 to the Company, which is convertible at MediVision's option into shares of the Company's Common Stock. Pursuant to the agreements relating to the MediVision Investments, among other things: (i) the Company's entire debt owed to Premier, calculated at an approximate book value of $2,100,000, was converted per the agreements in favor of Premier into shares of the Company's Common Stock at a conversion price of $0.55 per share; and (ii) MediVision purchased all of the stock of the Company then held by Premier, including 150 shares of the Company's Series B Preferred Stock which were converted by their terms into shares of Common Stock and 3,832,727 shares of Common Stock were issued pursuant to the conversion of the Premier debt.

     In addition, at the Closing, Premier and the Company executed a mutual waiver and release of claims, thereby releasing each other from any and all claims, whether known or unknown between them, including the $500,000 Termination Fee asserted by the Company against Premier.

     In July 2001, MediVision increased the amount of its loan commitment by $1,000,000 to $2,500,000.

     As a result of the foregoing transactions, MediVision currently owns approximately 73% of the Company's outstanding Common Stock.

                                   Proposal 2

                 RATIFICATION OF SELECTION OF PERRY-SMITH & CO.
                      AS THE COMPANY'S INDEPENDENT AUDITORS

     The Board of Directors has selected Perry-Smith & Co. as the independent auditors of the Company for the year ending December 31, 2002, subject to ratification by the Company's shareholders at the Meeting. Perry-Smith & Co. has acted for the Company in such capacity since October 23, 1998. A resolution for such ratification will be submitted for consideration.

     Perry-Smith & Co. has indicated to the Company that it intends to have a representative present at the Meeting who will be available to respond to appropriate questions. Such representative will have the opportunity to make a statement if he so desires. If the resolution selecting Perry-Smith & Co. as independent public accountants is adopted by the shareholders, the Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company's best interests. Any such future selection need not be submitted to a vote of shareholders.

Required Vote

     The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal, will be required to adopt this proposal. The Board of Directors recommends that shareholders vote FOR this proposal.

Audit Fees

     Fees billed to the Company by Perry-Smith & Co. for its audit of the Company's financial statements for the fiscal year ended December 31, 2001 and its reviews of the Company's financial statements included in the Company's Forms 10-QSB for the fiscal year ended December 31, 2001 totaled approximately $40,000.

Financial Information Systems Design and Implementation Fees

     The Company did not engage Perry-Smith & Co. to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

All Other Fees

     Fees billed to the Company by Perry-Smith & Co. for preparation of the Company's federal, state and certain local income tax returns during the fiscal year ended December 31, 2001 totaled approximately $8,000.


                              SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Company not later than July 4, 2003 for inclusion in the Company's Proxy Statement and form of proxy card for that meeting. Notices of shareholder proposals relating to proposals to be presented at the Meeting but not included in the Company's Proxy Statement and form of proxy, will be considered untimely, and thus the Company's proxy may confer discretionary authority on the persons named in the proxy with regard to such proposals, if received after September 17, 2003.

                              FINANCIAL STATEMENTS

     The financial statements of the Company have been included as part of the Annual Report of the Company enclosed with this Proxy Statement.

                                  OTHER MATTERS

     Management does not intend to bring before the Meeting any matters other than those specifically described above, and no other matters were proposed to be presented by September 30, 2002. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their discretion on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                        By Order of the Board of Directors

                                        Ariel Shenhar
                                        Secretary

November 1, 2002

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                           OPHTHALMIC IMAGING SYSTEMS

I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of Ophthalmic Imaging Systems (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o    Serve  as  an   independent   and  objective   party  to  monitor  the
          Corporation's financial reporting process and internal control system.

     o Review and appraise the audit efforts of the Corporation's independent auditors.

     o    Provide  an  open  avenue  of  communication   among  the  independent
          auditors, financial and senior management and the Board.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

     II.  COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of two or more members of the Board as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent auditors. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.4. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

IV.  RESPONSIBILITIES AND DUTIES

     The duties of the Audit Committee shall include the following:

Documents/Reports Review
------------------------

     1. Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

     2. Review, prior to its filing or prior to its release, as the case may be, the Corporation's Form 10-KSB, as applicable and annual report to shareholders.

     3. Review the Corporation's Form 10-QSB, as applicable, prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

     4. Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

Independent Auditors
--------------------

     5. Recommend to the Board the selection of the independent auditors for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships which effect the auditors' independence and should receive the written statement from the independent auditors required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

     6. Recommend to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

     7. Review the performance of the independent auditors and approve any proposed d discharge of the independent auditors when circumstances warrant.

     8. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.


Financial Reporting Processes
-----------------------------

     9. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     10.  Consider  and  approve,   if   appropriate,   major   changes  to  the
          Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

Process Improvement
-------------------

     11. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13.  Review  any  significant   disagreement   among   management  and  the
          independent auditors in connection with the preparation of any of the Corporation's financial statements.

     14. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Legal Compliance
----------------

     15. Review with the Corporation's corporate counsel any legal matter that could have a significant impact on the Corporation's financial statements.

     16. Review with the Corporation's corporate counsel legal compliance matters including corporate securities trading policies.

Other Responsibilities
----------------------

     Perform any other activities consistent with this Charter, and the Corporation's Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                           OPHTHALMIC IMAGING SYSTEMS
                                      PROXY
               ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 22, 2002
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, as proxies for the undersigned, Gil Allon and Ariel Shenhar and each of them individually, with full power of substitution, to vote all shares of Common Stock of the undersigned in Ophthalmic Imaging Systems (the "Company") at the Annual Meeting of Shareholders of the Company to be held at the principal executive offices of the Company, 221 Lathrop Way, Suite I, Sacramento, California, 95815 on Friday, November 22, 2002, at 10:30 a.m., local time (the receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned), or at any adjournments thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

     Each properly executed proxy will be voted in accordance with the specifications made on the reverse side hereof. If no specifications are made, the shares represented by this proxy will be voted "FOR" the listed nominees and "FOR" the listed proposals.

Please mark boxes |X| in blue or black ink.

1.   Election of Directors:

(INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

     FOR ALL NOMINEES |_|                      WITHHOLD AUTHORITY |_|
     (except as marked to                      To vote for all nominees
     the contrary below)
     (Noam Allon, Gil Allon, Ariel Shenhar,
     Jonathan Adereth, Alon Harris)

2. Ratify the selection of Perry-Smith & Co. as the Company's independent auditors for the fiscal year ending December 31, 2002.

          FOR |_|                   AGAINST |_|                ABSTAIN |_|

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    NOTE: Please sign your name or names exactly
                                    as set forth hereon.  If signed as attorney,
                                    executor,    administrator,    trustee    or
                                    guardian,  please  indicate  the capacity in
                                    which   you   are    acting.    Proxies   by
                                    corporations  should  be  signed  by a  duly
                                    authorized   officer  and  should  bear  the
                                    corporate seal.

                                    Dated _________________________, 2002

                                    _____________________________________
                                    Signature of Shareholder

                                    _____________________________________
                                    Print Name(s)

Please sign and return the proxy promptly in the enclosed envelope.